Exhibit 99.1

Independent Accountant’s Report

Board of Directors and Management

CIG Financial, LLC d/b/a AutoNation Finance (the Company)

6 Executive Circle, Suite 100

Irvine, CA 92614

and

Mizuho Securities USA LLC

1271 Avenue of the Americas 3rd Floor

New York, NY 10020

and

Truist Securities, Inc.

50 Hudson Yards, 70th Floor

New York, NY 10001

and

J.P. Morgan Securities LLC

383 Madison Ave., Eighth Floor

New York, NY 10179

We have performed the procedures enumerated below on certain records and transactions of the Company for the purpose of assisting the Company, Mizuho Securities USA LLC, Truist Securities, Inc., and J.P. Morgan Securities LLC, (collectively, the Specified Parties) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable- backed notes issued by AutoNation Finance Trust 2026-2 in accordance with the confidential Preliminary Offering Memorandum dated on or around June 1, 2026. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by AutoNation Finance Trust 2026-2 in accordance with the confidential Preliminary Offering Memorandum dated on or around June 1, 2026. The Company is responsible for the computer-generated Loan Data Files accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by AutoNation Finance Trust 2026-2 in accordance with the confidential Preliminary Offering Memorandum dated on or around June 1, 2026. Additionally, Mizuho Securities USA LLC, Truist Securities, Inc., and J.P. Morgan Securities LLC, have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

The appropriateness of these procedures for the intended purpose is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i)	The computer-generated Loan Data File provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as a “Loan Data File.”

(ii)	The fields in the Loan Data Files shall be herein referred to as “Specified Attributes.”

(iii)	The term “Contract” means Installment Sales Contract.

(iv)	The term “Contract File” means any file containing the Contract and Credit Application; and the term “Obligor” means borrower(s) stated on the respective Contracts.

(v)	The term “Title Document” means the certificate of title, title application, or title correspondence with the applicable State Department used as collateral for the Contract.

On May 6, 2026, the Company provided us with the Loan Data File with a cutoff date of April 30, 2026 (the “April Data File”), containing 16,752 individual customer accounts herein referred to as “underlying Assets” that management represented was the entire population of the Underlying Assets in the proposed transaction. At the Specified Parties’ request, we selected a random sample of 100 individual customer accounts from the Underlying Assets, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the Engagement Letter dated April 21, 2026, on the random sample of 100 individual customer accounts. From May 6, 2026 to May 18, 2026, we were provided with access to the Company’s loan servicing system to access the source documents referenced in Exhibit A related to the respective 100 individual customer accounts by the Company.

For the sample, we compared the Specified Attributes 1 through 17 outlined in Exhibit A and as presented in the April Data File to the corresponding source documents outlined in Exhibit A. In performing these comparisons, we applied the following tolerances as instructed by the Specified Parties:

•	Amounts: +/- $1.00

•	Percentages: +/- 0.01%

With respect to Specified Attribute 1, the Specified Parties informed us that there may be abbreviated names, differences due to name variations or misspelled names, or instances where a spouse of the Obligor, other owner, or a business owned by the Obligor may be listed on the Contract or Title Document (or vice versa) which contain documentation in the Contract File or the Loan Servicing System to substantiate these relationships. The Specified Parties agreed that such instances were deemed acceptable and would not be reported as exceptions.

With respect to Specified Attribute 10, the Specified Parties informed us that there may be abbreviated names, differences due to name variations or misspelled names. The Specified Parties agreed that such instances were deemed acceptable and would not be reported as exceptions.

With respect to Specified Attribute 14, the Specified Parties informed us that Obligors may have moved subsequent to Contract signing, and that such instances which contain documentation in the Contract File or the Loan Servicing System to substantiate a different state address were deemed acceptable and would not be reported as exceptions.

We identified no exceptions in our procedures outlined above.

We did not perform any procedures with respect to the Specified Attributes relating to the Underlying Assets as set forth in Exhibit B.

For the sample, we recalculated the Maturity Date (Exhibit A Specified Attribute 19) based on the term of the Contract set forth on the April Data File and the due date for the first scheduled payment by the Obligor set forth on the April Data File. For the sample of 100 individual customer accounts in the April Data File, we also recalculated the Current Remaining Term (Exhibit A Specified Attribute 20) by subtracting the ”term paid” amount, obtained from April Data File, from the term per the installment sales contract. We then compared our recalculations to the April Data File. In recalculating the Maturity Date, we applied the following tolerance as instructed by the Specified Parties:

•	Maturity Date: First payment date used in the calculation +/- 1 day tolerance.

We identified no exceptions in our procedures outlined above.

For the sample, we recalculated the Original Front-End Wholesale Loan to Value (LTV) ratio, as noted in the April Data File (Exhibit A Specified Attribute 18), by subtracting the sum of Accessories, GAP Insurance, and Service Contract per the Company’s loan servicing system from the Amount Financed per the installment sales contract and dividing that by the Underlying Assets Book Value per the April Data File. In recalculating the Original Front-End Wholesale Loan to Value (LTV) ratio, we applied the following tolerance as instructed by the Specified Parties:

•	Original Front-End Wholesale Loan to Value (LTV) ratio: +/- 0.01% tolerance.

We identified no exceptions in our procedures outlined above.

We also inspected the presence of, compared or verified the following on the sample of 100 Underlying Assets:

•	Inspected the presence of a signed credit application (electronic or physical copy).

•	Inspected the presence of a signed Contract (electronic or physical copy).

•	Inspected the presence of proof of insurance/an agreement to maintain insurance.

•

Inspected the title document, title application or title correspondence with the applicable State Department in an electronic or physical copy (Title Document) and note that the Company was named on the Title Document as the Secured Party. It has been agreed to by the Specified Parties that the name on the Title Document will include abbreviated names for the Company.

We identified no exceptions in our procedures outlined above.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile finance receivable-backed notes issued by AutoNation Finance Trust 2026-2 in accordance with the confidential Preliminary Offering Memorandum dated on or around June 1, 2026. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•

Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina

May 28, 2026

Exhibit A - Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)

1	Customer First Name and Last Name (Obligor or customer name)	Installment Sales Contract and Title Document

2	Loan Number (Contract Identification Account Number)	The Company’s Loan Servicing System

3	FICO (Credit Score)	The Company’s Loan Servicing System

4	EOP Principal Balance (Current Balance)	The Company’s Loan Servicing System

5	Loan Amount (Amount Financed)	Installment Sales Contract

6	Original Term (Term)	Installment Sales Contract

7	Current Payment Amount (Monthly Payment)	Installment Sales Contract

8	Current APR (Annual Percentage Rate- APR)	Installment Sales Contract

9	Vehicle Make (Vehicle Manufacturer)	Title Document

10	Vehicle Model	Title Document

11	Vehicle Year	Title Document

12	Used or New Car	Title Document

13	VIN (Vehicle Identification Number)	Title Document

14	Obligor State	Installment Sales Contract

15	First Payment Date (First Required Payment Date)	Installment Sales Contract

16	Dealer Group (Seller/Dealer)	Installment Sales Contract

17	Dealer State (Seller/Dealer State)	Installment Sales Contract

18	FE LTV-Book Value (Original Front-End Wholesale Loan-to-Value ratio)	Recalculation based on the Company’s Loan Servicing System and April Data File

19	Original Maturity Date (Maturity Date)	Recalculation based on Installment Sales Contract

20	Remaining Term (Current Remaining Term)	Recalculation based on Installment Sales Contract and April Data File

Exhibit B - Specified Attributes Not Subject to Procedures

Below is a list of additional Specified Attributes included in the April Data File. These Specified Attributes were not subject to any procedures as outlined in the Engagement Letter dated April 21, 2026.

Specified Attribute

Status

Loan Group

EOP DPD

Current Term

Term Paid

Last Payment Date

Next Due Date

Contract Date

Purchase Date

Program

Pricing Tier

Total Down Payment

Accessories

GAP

Service Contract

Current Maturity Date

First Payment Date

Original Payment Amount

Original APR

PTI

DTI

FICO Band

Custom Score

Total Income

Book Value

Contract Source

Vehicle Mileage

Title Type

Title Status

Title Aging Days

Vehicle Type

Power Train

Substatus

Dealer Name

SCRA Flag (Y/N)

LTD Extensions

Title Aging

Hardship Modification

Bankruptcy Flag (Y/N)

Total Loss Flag (Y/N)

Abandoned Flag (Y/N)

Old Program

Old Program Tier

Custom Score Band

Origination Quarter

Origination Year